UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (Amendment No.1)

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 7, 2010
                Date of report (Date of earliest event reported)


                              ERE MANAGEMENT, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

      333-147250                                            98-0540833
(Commission File Number)                       (IRS Employer Identification No.)

8275 Southern Eastern Avenue Suite 200, Las Vegas, NV         89123
    (Address of Principal Executive Offices)                (Zip Code)

                                  702-990-8402
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous Certifying Accountant

(i) On December 7, 2010, Etania Audit Group P.C. ("Etania") resigned as the independent certifying accountant of ERE Management Inc.. (the "Company").

(ii) Etania's report on the Company's financial statements for each of the fiscal years ended July 31, 2010 and 2009 contained a modified opinion on the uncertainty of the Company to continue as a going concern because of the Company being in the development stage, having no revenues and the company having insufficient cash resources to meet its planned business objectives. The report on the financial statements of the Company issued by Etania for each of the fiscal years ended July 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

(iii) The Company's Board of Directors accepted Etania's resignation and approved the decision to change independent certifying accountant.

(iv) During the last two fiscal years ended July 31, 2010 and 2009 and further through the date of the resignation of Etania, there have been no disagreements with Etania on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Etania, would have caused Etania to make reference to the subject matter of the disagreement(s) in connection with its report as required by Item 304(a)(1)(iv) of Regulation S-K.

(v) During the last two fiscal years ended July 31, 2010 and 2009 and further through the date of the resignation of Etania, Etania did not advise the Company on any matter set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

(vi) The Company requested that Etania furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of Li & Company, PC

On December 7, 2010 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of Li & Company, PC as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1      Letter from Etania Audit Group P.C.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ERE Management, Inc.
                                   Registrant


                                   /s/ Jose Christopher G. Imperial
                                   ---------------------------------------------
                                   By: Jose Christopher G. Imperial
                                   Its: President

Dated: January 18, 2011

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